Exhibit 23

                         Consent of Independent Auditors


We consent to the incorporation by reference of our report dated
February 5, 1998, with respect to the consolidated financial statements and schedule of The Timken Company included in this Annual Report (Form 10-K) for the year ended December 31, 1997, in the following Registration Statements and in the related Prospectuses:

Registration                                                 Filing
Number         Description of Registration Statement         Date

2-97340        1985 Incentive Plan of The Timken Company -   November 19, 1990
               Post-effective Amendment No. 1 to Form S-8

333-02553      The Timken Company Long-Term Incentive        April 16, 1996
               Plan - Form S-8

333-17503      The Timken Company Dividend Reinvestment      December 9, 1996
               Plan - Form S-3

33-36839       Voluntary Investment Program for Hourly       August 15, 1997
               Employees of Latrobe Steel Company -
               Post-effective Amendment No. 2 to
               Form S-8

33-55121       Voluntary Investment Pension Plan for         August 15, 1997
               Hourly Employees of The Timken Company -
               Post-effective Amendment No. 1 to
               Form S-8

333-16465      The MPB Corporation Employees' Savings        August 15, 1997
               Plan - Post-effective Amendment No. 1
               to Form S-8

333-17509      The Timken Company - Latrobe Steel Company    August 15, 1997
               Savings and Investment Pension Plan -
               Post-effective Amendment No. 1 to Form S-8

333-33737      The Hourly Pension Investment Plan -          August 15, 1997
               Form S-8

333-41155      OH&R Investment Plan - Form S-8               November 26, 1997

333-43847      The Timken Company International Stock        January 7, 1998
               Ownership Plan - Form S-8

333-45753      Rail Bearing Service Employee Savings         February 6, 1998
               Plan - Form S-8

333-45891      $300,000,000 Medium-Term Notes, Series A -    February 9, 1998
               Form S-3




                                        ERNST & YOUNG LLP

Canton, Ohio
March 19, 1998